UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2024

CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-42188

(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W

Addison, TX, 75001

(Address of principal executive offices) (Zip code)

(972) 364-8000

(Registrant’s telephone number, including area code)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01	Changes in Control of Registrant.

On November 25, 2024, Select Medical Holdings Corporation (“Select”) announced that it had completed the previously announced spin-off of Concentra Group Holdings Parent, Inc. (“Concentra”) by means of a special stock distribution of 104,093,503 shares of Concentra’s common stock that had been owned by Select Medical Corporation to Select’s stockholders as of the close of business on November 18, 2024 (the “Record Date”). The distribution of the special stock distribution (the “Distribution”) was made on November 25, 2024. Based on the number of shares of Select’s common stock outstanding as of the Record Date, Select’s stockholders received 0.806971 shares of Concentra’s common stock for every share of Select’s common stock held as of the close of business on the Record Date. No fractional shares of Concentra’s common stock were distributed. Instead, Select’s stockholders will receive cash in lieu of any fraction of a share of Concentra’s common stock that they otherwise would have received.

Prior to the Distribution, Select owned approximately 81.7% of the outstanding shares of Concentra’s common stock. Following the completion of the Distribution, Select no longer owns any shares of Concentra’s common stock.

A copy of Concentra’s press release announcing the completion of the Distribution is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Concentra Group Holdings Parent, Inc., dated November 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: November 26, 2024	By:	/s/ Timothy Ryan
Name: Timothy Ryan
Title: Executive Vice President, Chief Legal Counsel and Secretary